NON-CONTROLLING INTEREST (Details Narrative) - USD ($)	May 18, 2010	Jun. 22, 2006	Sep. 30, 2017	Sep. 30, 2016	Sep. 30, 2015
Common share issued			89,504,000	89,336,000	89,036,000
AlphaRx International Holdings Limited [Member]
Increase in ssued and outstanding shares		10,000
Interest reduced		85.00%
Further non-controlling interest	5.00%
Non-controlling interest	20.00%	85.00%
New Super Limited [Member]
Common share issued	625	1,500
Common Stock, value	$ 173,292	$ 1,288,826
Non controlling interest description	AlphaRx International Holdings Ltd. (“AIH”) issued 625 shares of its common stock to New Super Limited (“NSL”) at a price of approximately $HK 2,166 per share, or $HK1,353,750 in cash (USD$173,292),

AlphaRx International Holdings Ltd. (“AIH”), previously a wholly-owned subsidiary of the Company issued 1,500 shares of its common stock to New Super Limited (“NSL”), an independent Hong Kong based corporation, at a price of approximately HK$6,667 per share or HK$10 million in cash (US$1,288,826).